UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2007 (October 1, 2007)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-31679 (Commission File No.)	84-1482290 (IRS Employer Identification No.)

410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)

(303) 565-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (the “Company”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	general economic conditions;

•	the market price of, and demand for, oil and natural gas;

•	our ability to service future indebtedness;

•	our success in completing development and exploration activities;

•	expansion and other development trends of the oil and gas industry;

•	our present company structure;

•	our accumulated deficit;

•	acquisitions and other business opportunities that may be presented to and pursued by us;

•	reliance on outside operating companies for drilling and development of our oil and gas properties;

•	our ability to integrate our acquisitions into our company structure; and

•	changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

SECTION 2 FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 2007, Teton Energy Corporation (“Teton” or the “Company”) completed the sale and disposition to Delta Petroleum Corporation (“Delta”) of a 12.5% working interest in certain oil and gas rights and leasehold assets covering the 6,314 gross acres in the Piceance Basin in Western Colorado held by Teton Piceance LLC, the Company’s wholly owned subsidiary, in exchange for the acquisition of all of Delta’s rights, title and interest in certain proved producing oil and gas properties and undeveloped acreage located in the Denver-Julesburg (“DJ”) Basin, which the Company has valued at $5 million, and $33 million in cash paid by Delta to the Company.

The Company retains a 12.5% working interest in its acreage in the Piceance Basin, with current operations including 39 producing wells, 17 wells awaiting completion and 2 wells drilling. The exchange of properties is effective as of July 1, 2007. Accordingly, Teton will be reimbursed by

Delta for expenses that Teton incurs in respect to the transferred interest in the Piceance properties, net of any revenue Teton collects on Delta’s behalf relative to the same transferred interest, from the effective date of July 1, 2007 through final post closing settlement. In addition, Teton will receive its acquired interest share of the DJ property revenue, net of expenses that Delta has either received or paid, also through final post closing settlement.

The property acquired from Delta is proved producing oil and gas properties and undeveloped acreage located in Washington and Yuma counties in Eastern Colorado.  The properties include 28 oil and gas wells and related infrastructure, as well as approximately 504 thousand undeveloped gross acres.  The estimated revenue from the DJ properties for the third quarter of 2007 is approximately $804 thousand before production taxes and after gathering charges. This includes approximately 12 thousand barrels of oil and 33 thousand MCF of gas. Oil sales were approximately 85% and gas sales were approximately 15% of the total estimated sales.

The Company will assume field operations of the 28 wells and undeveloped acreage effective November 1, 2007, including the contract operations of 8 wells retained by Delta. Based on information provided by Delta, the net production from the Teton-acquired DJ wells is approximately 125 BOPD and 250 MCFD. As of the production component’s effective date, July 1, 2007, the Company is exchanging 1.5 MMCFED net from the Piceance properties for approximately 1.0 MMCFED net from the DJ properties. The production from the DJ properties is approximately 60% oil. Revenue from the divested Piceance property ownership is currently estimated at $389 thousand for the third quarter of 2007, as compared to the current estimate of revenue net to Teton in the DJ properties which is approximately $804 thousand for the same period. The Company intends to put commodity hedge contracts in place for the DJ property oil and gas production in the very near term.

The terms of the transaction and the consideration paid were the result of arm’s length negotiations between the Company and Delta. Prior to the completion of the transaction, neither the Company nor any of its affiliates or officers, directors or their associates had any material relationship with Delta.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

The pro forma financial information relative to the disposition of the Company’s 12.5% working interest in certain oil and gas rights and leasehold assets in the Piceance Basin and the acquisition of certain proved producing oil and gas properties and undeveloped acreage located in the DJ basin is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

No.	Description

99.1	Pro Forma Financial Information.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

TETON ENERGY CORPORATION

Dated: October 5, 2007	By:	/s/ Dominic J. Bazile II
Dominic J. Bazile II Chief Operating Officer and EVP

EXHIBIT INDEX

No.	Description

99.1	Pro Forma Financial Information.